NORTH AMERICAN FUNDS VARIABLE PRODUCT SERIES I

SUPPLEMENT DATED OCTOBER 25, 2001

TO PROSPECTUS DATED October 1, 2001

The Board of Directors (the "Board") of the North American Funds Variable Product Series I ("NAFV I") took the actions described below at a meeting held on October 22-23, 2001.

  The Board approved an investment sub-advisory agreement between The Variable Annuity Life Insurance Company ("VALIC") and WM Advisors, Inc. ("WM") on behalf of the North American Core Equity Fund (the "Core Equity Fund"). The sub-advisory agreement will become effective on or about January 1, 2002. Under the new sub-advisory agreement, WM will manage approximately 50% of the assets and the current investment sub-adviser, Wellington Management Company, LLP ("Wellington"), will manage approximately 50% of the assets. The advisory fees paid by the Core Equity Fund to VALIC will remain the same and VALIC will continue to be responsible for paying any sub-advisory fees. The Board has the authority, pursuant to an exemptive order granted by the Securities and Exchange Commission (the "SEC"), to approve new sub-advisory agreements without a shareholder vote; however, an information statement explaining this decision in further detail will be mailed to all shareholders of record.

  WM has been in the business of investment management since 1944 and currently advises more than $8.5 billion in assets. WM is an indirect wholly-owned subsidiary of Washington Mutual, Inc., a publicly owned financial services company.

  The Board approved changing the name of NAFV I to "VALIC Company I" effective January 1, 2002. The Board also approved the following name changes for the 21 Funds to be effective January 1, 2002:

FROM: NAFVPS I Funds	TO: VALIC Company I
North American - AG Nasdaq-100® Index Fund	Nasdaq-100® Index Fund
North American - Putnam Opportunities Fund	Opportunities Fund
North American Core Equity Fund	Core Equity Fund
North American-AG Asset Allocation Fund	Asset Allocation Fund
North American-AG Capital Conservation Fund	Capital Conservation Fund
North American-AG Government Securities Fund	Government Securities Fund
North American-AG Growth & Income Fund	Growth & Income Fund
North American-AG International Equities Fund	International Equities Fund
North American-AG International Government Bond Fund	International Government Bond Fund
North American-AG MidCap Index Fund	Mid Cap Index Fund
North American-AG Small Cap Index Fund	Small Cap Index Fund
North American-AG Social Awareness Fund	Social Awareness Fund
North American-AG Stock Index Fund	Stock Index Fund
North American-AG1 Money Market Fund	Money Market I Fund
North American-American Century Income & Growth Fund	Income & Growth Fund
North American-American Century International Growth Fund	International Growth I Fund
North American-Founders Large Cap Growth Fund	Large Cap Growth Fund
North American-Founders/T.Rowe Price Small Cap Fund	Small Cap Fund
North American-T.Rowe Price Blue Chip Growth Fund	Blue Chip Growth Fund
North American-T.Rowe Price Health Sciences Fund	Health Sciences Fund
North American-T.Rowe Price Science & Technology Fund	Science & Technology Fund

  With respect to the North American - AG 1 Money Market Fund (the "Money Market I Fund"), the Board also approved a new investment sub-advisory agreement between VALIC and SunAmerica Asset Management Corp. ("SAAMCo"), to become effective on or about January 1, 2002, subject to shareholder approval. SAAMCo is a wholly-owned subsidiary of American International Group, Inc. ("AIG") and is an affiliate of VALIC. The sub-advisory fees payable to SAAMCo will be borne by VALIC and not the Money Market I Fund, and will not result in increased costs to shareholders of the Money Market I Fund. The new sub-advisory agreement with SAAMCo will be submitted for approval by shareholders of the Money Market I Fund at the Shareholders' Meeting to be held in mid to late December 2001.

  With respect to the North American - AG Nasdaq-100® Index Fund, the Board approved the termination of an investment sub-advisory agreement between VALIC and American General Investment Management, L.P. ("AGIM") effective December 31, 2001. With respect to the following ten (10) funds (the "Series Funds") of NAFV I, the Board approved a new investment sub-advisory agreement between VALIC and AIG Global Investment Corp. ("AIGGIC") to take effect on or about January 1, 2002, subject to shareholder approval:

  Asset Allocation Fund

  Capital Conservation Fund

  Government Securities Fund

  International Equities Fund

  International Government Bond Fund

  Mid Cap Index Fund

  Nasdaq-100® Index Fund

  Small Cap Index Fund

  Social Awareness Fund

  Stock Index Fund

  AIGGIC is an indirect wholly-owned subsidiary of AIG and is an affiliate of VALIC. The sub-advisory fees payable to AIGGIC will be borne by VALIC and not the respective Series Funds, and will not result in increased costs to shareholders of the Series Funds. The new sub-advisory agreement with AIGGIC will be submitted for approval by shareholders at the Shareholders' Meeting to be held in mid to late December 2001.

  With respect to all of the Funds of NAFV I, the Board approved the amendment of fundamental investment restrictions generally to: (a) delete restrictions that are no longer required to be fundamental due to changes in federal laws or which otherwise need not be fundamental under the Investment Company Act of 1940 (the "1940 Act"); and (b) to standardize the language of those restrictions that are still required to be fundamental under the 1940 Act. These changes will not in any way alter the manner in which the Funds are managed; they are intended only to add flexibility as allowed under the law. The shareholders will be asked to approve these changes at the Shareholders' Meeting to be held in mid to late December 2001.